TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------|-|---------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 021100

--------------------------------------|-|---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.


FI/INTI/A/96             Printed on Recycled Paper [recycle symbol]


[logo] LANDMARK(SM) FUNDS
          Advised by Citibank, N.A.


          LANDMARK
          INTERMEDIATE
          INCOME FUND


          ANNUAL
          REPORT
          December 31, 1996

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     The U.S. bond market produced modestly positive total rates of return in 1996 despite a sharp rise in interest rates early in the year. Bond yields subsequently retraced much of their rise during the second half as it became clearer that the economic environment would likely continue to be one of subdued growth, unchanged monetary policy and low inflation, albeit with a moderately upward bias.

     In this environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage the Landmark Intermediate Income Fund with the goal of achieving its investment objectives: generating a high level of current income and preserving the value of its shareholders' investment. The Fund seeks to provide an attractive yield from a high-quality investment portfolio consisting primarily of intermediate-term securities from a number of fixed-income market sectors.

     This report reviews the Fund's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for the U.S. bond market. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    January 17, 1997

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
TABLE OF CONTENTS
 1  A Letter to Our Shareholders        5   Fund Data
--------------------------------------      Performance Highlights
 2  Market Environment                 -----------------------------------------
    Fund Snapshot                       6   Portfolio of Investments
-------------------------------------- -----------------------------------------
    Portfolio Manager                   7   Statement of Assets and Liabilities
 3  The Portfolio Manager Responds     -----------------------------------------
    Quotes From the Portfolio Manager   8   Statement of Operations
-------------------------------------- -----------------------------------------
 4  Strategy and Outlook                9   Statement of Changes in Net Assets
    Landmark Intermediate              -----------------------------------------
      Income Fund -- By the Numbers    10   Financial Highlights
-------------------------------------- -----------------------------------------
                                       11   Notes to Financial Statements
                                       -----------------------------------------
                                       14   Independent Auditors' Report

--------------------------------------------------------------------------------
  MARKET ENVIRONMENT

     The economic and market environments of 1996 defied the forecasts of most investment strategists, including the Landmark Funds' investment manager, Citibank, N.A. At the start of the year, many investors expected U.S. economic growth to slow substantially. Instead, the pace of economic growth accelerated during the first half of the year, with second quarter Gross Domestic Product reaching 4.7%. This raised concern that the rate of inflation might rise and that the environment for bonds would become less attractive. The market's inflation fears were not realized, however, as economic growth moderated during the second half of the year.

     Sustainable, non-inflationary economic growth proved to be a formula for positive performance for many financial assets. In the bond market, weaker economic growth during the second half of the year supported the Federal Reserve Board's decision to hold monetary policy steady after their most recent rate cut in January. The prospect of non-inflationary economic growth produced lower yields for fixed-income securities of most types and maturities.

--------------------------------------------------------------------------------
  FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
June 25, 1993

NET ASSETS AS OF 12/31/96
$43.9 million

FUND OBJECTIVE
To generate a high level of current income and preserve the value of its shareholders' investments

DIVIDENDS
Paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper Intermediate Investment Grade Funds Average
o Lehman Aggregate Bond Index

INVESTMENT ADVISER
Citibank, N.A.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGER

MARK LINDBLOOM
Vice President, Citibank, N.A.

Mr. Lindbloom has been responsible for managing the Landmark Intermediate Income Fund since its inception in June 1993. He also manages the fixed income portion of the Balanced Portfolio and intermediate maturity fixed income portfolios for investment advisory and institutional accounts at Citibank. Prior to joining Citibank in 1986, Mr. Lindbloom was employed by Brown Brothers Harriman & Company, where he managed discretionary corporate portfolios, holding fixed income assets.

--------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS

     When 1996 began, the Fund's investment adviser, Citibank, N.A., increased the portfolio's average duration and shifted assets to the more interest-rate sensitive sectors of the bond market in anticipation of a market rally.

     As soon as it became apparent in the first quarter of 1996 that the economy was not slowing as expected, we reduced the Fund's average duration to a range considered neutral, thereby reducing the sensitivity of the portfolio to potentially higher interest rates. We maintained this position until the fourth quarter, when a slowing economy and falling interest rates prompted us to lengthen the portfolio's average duration.

     We also benefitted early in the year from our sector rotation strategy. By increasing our holdings of mortgage-backed and asset-backed securities during the first quarter, we were able to obtain better values and, in most cases, higher yields than were available either from U.S. Treasury securities or high-quality corporate bonds. Mortgage-backed securities were attractive because the risk of homeowners refinancing their mortgages in a rising interest-rate environment was small. Asset-backed securities based on home equity loans and other high-quality obligations produced attractive returns for similar reasons. Toward the end of the year, we shortened the duration of mortgage-backed securities and selectively purchased putable corporate securities. We also maintained a modest position in U.S. Treasury securities throughout the year.

--------------------------------------------------------------------------------
  QUOTES FROM THE PORTFOLIO MANAGER

"Bond prices rose during the second half of the year as investors realized that economic growth was slowing and inflation would not be a problem."

"As long as the economy continues to grow at a moderate rate, we expect no changes in monetary policy from the Federal Reserve Board during the first half of the year."

--------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK

     We are optimistic about the prospect for the U.S. bond market in 1997. The economy appears to be on a steady course in which it should neither overheat to inflationary levels nor deteriorate into a recession. Current indicators suggest that the first several months of the year will see an unchanged monetary policy, modestly lower interest rates and low rates of inflation.

     We believe that the prospect of lower interest rates should be good news for the bond market, where prices will rise if yields fall. In addition, the prospect of continued low inflation should make investors more comfortable investing in bonds for the longer term as the potential for erosion of buying power is reduced. The bond market could become particularly attractive if President Clinton and the Republican Congress make substantial progress toward further reducing the federal budget deficit.

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  BY THE NUMBERS

                        CHANGES IN PORTFOLIO COMPOSITION

Portfolio of Investments
  as of 12/31/96                          . . .Compared to 12/31/95

Mortgage Obligations          53%       U.S. Treasury Issues          47%
U.S. Treasury Issues          36%       Mortgage Obligations          38%
Corporate Bonds                5%       Corporate Bonds                5%
Asset-Backed Securities        3%       Asset-Backed Securities        4%
Cash/Other                     3%       Cash/Short Term/Other          6%

--------------------------------------------------------------------------------
  FUND DATA  All Periods Ending December 31, 1996

                                                                                          TOTAL RETURNS
                                                                                      ----------------------
                                                                                                      SINCE
                                                                                       ONE           6/25/93
                                                                                      YEAR        (INCEPTION)*
                                                                                      -----         --------
Landmark Intermediate Income Fund without Sales Charge .........................       2.73%          4.74%
Lipper Intermediate Investment Grade Funds Average .............................       3.12%          4.85%+
Lehman Aggregate Bond Index ....................................................       3.63%          5.92%+
Landmark Intermediate Income Fund with Maximum Sales Charge of 4.00% ...........      (1.38)%         3.53%
*  Average Annual Total Return
+  From 6/30/93

30-Day SEC Yield                   5.61%
Income Dividends Per Share        $0.538

--------------------------------------------------------------------------------
  PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $11,298 with sales charge (as of 12/31/96). The graph shows how this compares to our benchmark over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                 Landmark         Landmark          Lipper
                Intermediate     Intermediate    Intermediate        Lehman
                  Income           Income         Investment        Aggregate
              w/o sales chg.    w/ sales chg.      Grade Avg.         Index
              --------------    -------------    ------------       ---------
Jun-93            10,030            9,629            10,000           10,000
Jul-93            10,073            9,670            10,042           10,057
Aug-93            10,325            9,912            10,228           10,233
Sep-93            10,406            9,989            10,268           10,261
Oct-93            10,416            9,999            10,301           10,299
Nov-93            10,246            9,836            10,209           10,211
Dec-93            10,299            9,887            10,257           10,266
Jan-94            10,445           10,027            10,387           10,405
Feb-94            10,215            9,806            10,202           10,224
Mar-94             9,968            9,569             9,980            9,971
Apr-94             9,868            9,473             9,890            9,891
May-94             9,841            9,447             9,875            9,890
Jun-94             9,810            9,417             9,856            9,869
Jul-94             9,976            9,577            10,004           10,065
Aug-94            10,003            9,603            10,024           10,077
Sep-94             9,836            9,442             9,911            9,929
Oct-94             9,798            9,406             9,896            9,920
Nov-94             9,760            9,370             9,867            9,898
Dec-94             9,838            9,445             9,914            9,967
Jan-95            10,021            9,620            10,072           10,164
Feb-95            10,249            9,839            10,281           10,406
Mar-95            10,322            9,909            10,345           10,469
Apr-95            10,439           10,021            10,478           10,616
May-95            10,930           10,492            10,848           11,027
Jun-95            10,992           10,552            10,916           11,107
Jul-95            10,941           10,503            10,887           11,083
Aug-95            11,039           10,597            11,009           11,217
Sep-95            11,159           10,713            11,106           11,326
Oct-95            11,199           10,751            11,244           11,473
Nov-95            11,310           10,857            11,401           11,645
Dec-95            11,456           10,998            11,546           11,808
Jan-96            11,509           11,049            11,622           11,886
Feb-96            11,279           10,828            11,423           11,679
Mar-96            11,190           10,743            11,345           11,597
Apr-96            11,113           10,668            11,276           11,532
May-96            11,083           10,639            11,256           11,509
Jun-96            11,245           10,796            11,384           11,664
Jul-96            11,263           10,812            11,410           11,695
Aug-96            11,230           10,781            11,401           11,675
Sep-96            11,443           10,985            11,587           11,878
Oct-96            11,693           11,225            11,821           12,142
Nov-96            11,895           11,419            12,016           12,350
Dec-96            11,769           11,298            11,910           12,235

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS  December 31, 1996

                                                PRINCIPAL
                                                  AMOUNT
ISSUER                                        (000'S OMITTED)           VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FIXED INCOME--98.9%
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--3.5%
Green Tree Financial Corp.
8.05% due 10/15/27 .....................              $1,500         $ 1,525,305
                                                                     -----------
DOMESTIC CORPORATE SECURITIES--4.7%
Aetna Services, Inc.
 6.97% DUE 8/15/36 .....................               1,000           1,018,310
WMX Technologies Inc. ..................
 7.10% due 8/01/26 .....................               1,000           1,034,460
                                                                     -----------
                                                                       2,052,770
                                                                     -----------
YANKEES--2.2%
Enersis 6.90% due 12/01/06 .............               1,000             975,990
                                                                     -----------
MORTGAGE OBLIGATIONS--52.6%
COLLATERALIZED MORTGAGE OBLIGATIONS--10.6%
Asset Securitization Corp. Series 96
 7.21% due 10/31/26 ....................               1,000           1,017,187
Asset Securitization Corp. Series 95
 7.38% due 8/13/29 .....................               1,000           1,008,750
GMAC Commercial Mortgage
 7.22% due 2/15/06 .....................                 500             505,781
Nomura Asset Securities Corp. ..........
 8.15% due 4/04/27 .....................               2,000           2,136,875
                                                                     -----------
                                                                       4,668,593
                                                                     -----------
MORTGAGE BACKED SECURITIES--30.4%
Federal Home Loan Mortgage Corp. .......
 7.50% due 1/15/20 .....................               1,988           1,999,807
 7.50% due 8/15/21 .....................               3,934           3,958,471
 7.50% due 5/15/23 .....................                 964             967,375
Federal Home Loan Mortgage Association
 8.50% due 4/01/01 .....................                  31              32,369
Federal National Mortgage Association
 7.00% due 1/01/99 .....................                 277             278,146
 7.00% due 5/01/03 .....................               2,666           2,676,980
 7.50% due 10/01/25 ....................               1,626           1,626,987
 7.50% due 4/01/26 .....................                  56              56,439
 7.50% due 5/01/26 .....................                 251             250,630
 8.00% due 6/01/02 .....................                  19              19,421
 8.00% due 7/01/26 .....................               1,471           1,498,566
                                                                     -----------
                                                                      13,365,191
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 11.6%
7.50% due 9/15/25 ......................               2,373           2,380,003
7.50% due 5/15/26 ......................               1,975           1,975,830
8.00% due 12/15/07 .....................                  85              87,724
8.25% due 7/15/05 ......................                 628             641,684
                                                                     -----------
                                                                       5,085,241
                                                                     -----------
TOTAL MORTGAGE OBLIGATIONS                                            23,119,025
                                                                     -----------
UNITED STATES GOVERNMENT &
  OTHER GOVERNMENT OBLIGATIONS -- 35.9%
UNITED STATES TREASURY BONDS -- 4.7%
6.50% due 11/15/26 .....................               2,100           2,060,961
                                                                     -----------
UNITED STATES TREASURY NOTES -- 25.4%
5.875% due 11/15/99 ....................               1,500           1,494,135
6.625% due 6/30/01 .....................               4,500           4,572,405
5.875% due 2/15/04 .....................               4,200           4,089,078
6.50% due 10/15/06 .....................               1,000           1,005,470
                                                                     -----------
                                                                      11,161,088
                                                                     -----------
UNITED STATES & OTHER GOVERNMENT AGENCIES -- 5.8%
Inter-American Development Bank
 6.95% due 8/01/26 .....................               1,000           1,036,670
Tennessee Valley Authority
 5.98% due 4/01/36 .....................               1,500           1,523,460
                                                                     -----------
                                                                       2,560,130
                                                                     -----------
TOTAL UNITED STATES GOVERNMENT
 & OTHER GOVERNMENT OBLIGATIONS .............................         15,782,179
                                                                     -----------
TOTAL INVESTMENTS
 (Identified Cost $43,083,954) .........                98.9%         43,455,269
OTHER ASSETS LESS LIABILITIES ..........                 1.1%            463,343
                                                       -----         -----------
NET ASSETS .............................               100.0%        $43,918,612
                                                       =====         ===========

See notes to financial statements

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES December 31, 1996

ASSETS:
Investments, at value (Note 1A)(Identified Cost, $43,083,954) ...............                      $43,455,269
Cash ........................................................................                          182,124
Receivable for investments sold .............................................                        2,111,875
Interest receivable .........................................................                          396,780
                                                                                                   -----------
    Total assets ............................................................                       46,146,048
                                                                                                   -----------

LIABILITIES:
Payable for investments purchased ...........................................                        2,113,438
Payable for shares of beneficial interest repurchased .......................                           35,599
Payable to affiliates:
  Investment advisory fee (Note 2) ..........................................    $ 3,291
  Shareholder Servicing Agents' fee (Note 3B) ...............................     10,039                18,330
Accrued expenses                                                                 -------                60,069
                                                                                                   -----------
    Total liabilities .......................................................                        2,227,436
                                                                                                   -----------

NET ASSETS for 4,630,939 shares of beneficial interest outstanding ..........                      $43,918,612
                                                                                                   ===========

NET ASSETS CONSIST OF:
Paid-in capital .............................................................                      $46,771,575
Accumulated net realized loss on investments ................................                       (3,259,962)
Unrealized appreciation of investments ......................................                          371,315
Undistributed net investment income .........................................                           35,684
                                                                                                   -----------
    Total ...................................................................                      $43,918,612
                                                                                                   ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST .......                            $9.48
                                                                                                         =====

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.00% sales charge ($9.48 / 0.96)                            $9.88
                                                                                                         =====

See notes to financial statements

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  For the Year Ended December 31, 1996

INVESTMENT INCOME (Note 1B)                                                                         $3,073,610

EXPENSES:
Investment advisory fees (Note 2) .......................................       $162,525
Shareholder servicing agents' fees (Note 3B) ............................        116,090
Administrative fees (Note 3A) ...........................................        116,090
Distribution fees (Note 4) ..............................................         69,654
Custodian fees ..........................................................         69,159
Auditing services .......................................................         28,300
Shareholder reports .....................................................         23,959
Trustees fees ...........................................................         20,746
Legal services ..........................................................         13,825
Transfer agent fees .....................................................         12,000
Miscellaneous ...........................................................         11,135
                                                                               ---------
         Total expenses .................................................        643,483
Less aggregate amount waived by Investment Adviser, Administrator
 and Distributor (Notes 2, 3A, and 4) ...................................       (221,639)
Less fees paid indirectly (Note 1I) .....................................         (3,909)
                                                                               ---------
        Net expenses ....................................................                              417,935
                                                                                                    ----------
        Net investment income ...........................................                            2,655,675
                                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss from investment transactions ..........................                             (869,098)
Net realized gain on future transactions ................................                               38,159
Unrealized appreciation (depreciation) of investments:
      Beginning of period ...............................................      1,014,631
      End of period .....................................................        371,315
                                                                               ---------
Net change in unrealized appreciation (depreciation) of investments .....                             (643,316)
                                                                                                    ----------
Net realized and unrealized gain (loss) on investments ..................                           (1,474,255)
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                           $1,181,420
                                                                                                    ==========

See notes to financial statements

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED DECEMBER 31,
                                                                               ----------------------------
                                                                                  1996             1995
                                                                               -----------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ....................................................     $ 2,655,675      $ 2,919,822
Net realized gain (loss) from investment transactions ....................        (830,939)       2,369,867
Net change in unrealized appreciation (depreciation) of investments ......        (643,316)       2,122,816
                                                                               -----------      -----------
        Net increase in net assets resulting from operations .............       1,181,420        7,412,505
                                                                               -----------      -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS FROM:
Net investment income ....................................................      (2,638,684)      (2,928,567)
                                                                               -----------      -----------
        Decrease in net assets from distributions declared to shareholders      (2,638,684)      (2,928,567)
                                                                               -----------      -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
Net proceeds from sale of shares .........................................       1,467,543          902,835
Net asset value of shares issued to
  shareholders from reinvestment of distributions ........................       2,602,603        2,894,283
Cost of shares repurchased ...............................................      (8,312,092)      (6,244,911)
                                                                               -----------      -----------
        Net decrease in net assets from transactions in shares
          of beneficial interest .........................................      (4,241,946)      (2,447,793)
                                                                               -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS ....................................      (5,699,210)       2,036,145

NET ASSETS:
Beginning of period ......................................................      49,617,822       47,581,677
                                                                               -----------      -----------
End of period (including undistributed net investment income of
  $35,684 and $18,693, respectively) .....................................     $43,918,612      $49,617,822
                                                                               ===========      ===========

See notes to financial statements

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

                                                                                                         FOR THE PERIOD
                                                                            YEAR ENDED                     JUNE 25, 1993
                                                                            DECEMBER 31,                 (COMMENCEMENT OF
                                                               --------------------------------------      OPERATIONS) TO
                                                                   1996         1995          1994       DECEMBER 31, 1993
                                                                   -----        ------        ------   --------------------
Net Asset Value, beginning of period ......................        $9.77        $ 8.91        $ 9.88            $10.00
                                                                   -----        ------        ------            ------
Income From Operations:
Net investment income .....................................         0.54          0.57         0.521             0.261
Net realized and unrealized gain (loss) on investments ....        (0.29)         0.86        (0.959)            0.037
                                                                   -----        ------        ------            ------
        Total income from operations ......................         0.25          1.43        (0.438)            0.298
                                                                   -----        ------        ------            ------
Less Distributions From:
    Net investment income .................................        (0.54)        (0.57)       (0.516)           (0.261)
    In excess of net investment income ....................          --            --           --              (0.006)
    Net realized gain on investments ......................          --            --         (0.016)           (0.151)
                                                                   -----        ------        ------            ------
    Total distributions ...................................        (0.54)        (0.57)       (0.532)           (0.418)
                                                                   -----        ------        ------            ------
    Net Asset Value, end of period ........................        $9.48        $ 9.77        $ 8.91            $ 9.88
                                                                   =====        ======        ======            ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's omitted) .................      $43,919       $49,618      $47,582            $61,183
Ratio of expenses to average net assets ...................         0.90%         0.90%        0.90%              0.90%*
Ratio of net investment income to average net assets ......         5.72%         5.97%        5.52%              4.95%*
Portfolio turnover ........................................          495%          396%         291%               103%
Total return ..............................................         2.73%        16.45%       (4.48)%             2.99%+

    Note: If Agents of the Fund had not voluntarily agreed to waive a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after December 31, 1994, the net investment income per share and the ratios would have been as follows:
Net investment income per share                                    $0.50         $0.52        $0.475            $0.236
Ratios:
Expenses to average net assets ............................         1.39%         1.42%        1.39%              1.38%*
Net investment income to average net assets ...............         5.23%         5.45%        5.03%              4.47%*
*Annualized
+Not annualized

See notes to financial statements

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Intermediate Income Fund (the "Fund") is a separate diversified series of Landmark Fixed Income Funds (the "Trust") which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service, which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for Federal income tax purposes. Gain and loss from principal paydowns are recorded as ordinary income.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $3,257,774, of which $2,182,200 will expire on December 31, 2002 and $1,075,574 which will expire on December 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. DISTRIBUTIONS -- The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodial bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

G. FUTURES CONTRACTS: -- The Fund may engage in futures transactions. The Fund may use futures contracts in order to protect the Fund from fluctuations in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's Portfolio in an effort to reduce potential losses or enhance potential gains. The underlying value of a futures contract is incorporated within unrealized appreciation/depreciation in the Portfolio of Investments under the caption "Futures Contracts". The Fund had no open Futures Contracts at December 31, 1996. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.

H. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

I. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expense on the Statement of Operations.

(2) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $162,525, of which $80,994 was voluntarily waived for the year ended December 31, 1996. The investment advisory fee is computed at the annual rate of 0.35% of average daily net assets.

(3) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust on behalf of the Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative services fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $116,090, of which $72,966 was voluntarily waived for year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $116,090 for the year ended December 31, 1996.

(4) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets for distribution of the Fund's shares. The Distributor may also receive an additional fee from the Fund not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. The Distribution fees amounted to $69,654, of which $67,679 was voluntarily waived for the year ended December 31, 1996.

(5) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of securities, other than short-term obligations, aggregated $223,065,836 and $224,138,147, respectively, for the year ended December 31, 1996.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED DECEMBER 31,
                                        -----------------------
                                          1996         1995
                                         -------      -------
Shares sold .......................      155,635       94,442
Shares issued to shareholders from
  reinvestment of distributions ...      276,737      306,199
Shares repurchased ................     (881,410)    (662,943)
                                         -------      -------
Net decrease ......................     (449,038)    (262,302)
                                         =======      =======

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost ...........................        $43,086,142
                                                  ===========
Gross unrealized appreciation ............        $   461,806
Gross unrealized depreciation ............            (92,679)
                                                  -----------
  Net unrealized appreciation ............        $   369,127
                                                  ===========

(8) LINE OF CREDIT
The Fund, along with other Landmark Funds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996, the commitment fee allocated to the Fund was $184. Since the line of credit was established there have been no borrowings.

  Landmark Intermediate Income Fund
--------------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT


TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK INTERMEDIATE INCOME FUND:


     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark Intermediate Income Fund (the "Fund"), a separate series of Landmark Fixed Income Funds (the "Trust") (a Massachusetts business trust), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995 and the financial highlights for each of the years in the three year period ended December 31, 1996 and for the period from June 25, 1993 (Commencement of Operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the Custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark Intermediate Income Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
January 31, 1997

--------------------------------------------------------------------------------
  SHAREHOLDER
  SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10150-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701 or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City


[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Funds
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------|-|---------------------------------------

INVESTMENT ADVISER
(OF GOVERNMENT INCOME
PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------------------|-|---------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

FI/USG/A/96         Printed on Recycled Paper [recycle symbol]

[logo] LANDMARK(SM) FUNDS
          Advised by Citibank, N.A.


          LANDMARK
          U.S. GOVERNMENT
          INCOME FUND


          ANNUAL
          REPORT
          December 31, 1996

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     U.S. government securities produced modestly positive total rates of return in 1996 despite a sharp rise in interest rates early in the year. Bond yields subsequently retraced much of their rise during the second half as it became clearer that the economic environment would likely continue to be one of subdued growth, unchanged monetary policy and low inflation, albeit with a moderately upward bias. However, for the year as a whole, the largest interest rate increases could be found in the short and intermediate sectors of the bond market, which is the maturity range in which the Landmark U.S. Government Income Fund invests.

     In this environment, the Landmark U.S. Government Income Fund continued to be managed with the goal of achieving its investment objectives: generating current income and preserving the value of its shareholders' investment. Through its investment in the Government Income Portfolio, the Fund seeks to provide a higher level of current income than is generally available from money market funds by investing in a high-quality investment portfolio consisting solely of securities backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     This report reviews the Portfolio's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for the U.S. government securities marketplace. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.


/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    January 17, 1997

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
TABLE OF CONTENTS                      LANDMARK U.S. GOVERNMENT
 1  Letter to Shareholders             INCOME FUND
-------------------------------------- -----------------------------------------
 2  Market Environment                  6   Statement of Assets and Liabilities
    Fund Snapshot                      -----------------------------------------
--------------------------------------  7   Statement of Operations
 3  Portfolio Manager                  -----------------------------------------
    The Portfolio Manager Responds      8   Statement of Changes in Net Assets
-------------------------------------- -----------------------------------------
 4  Quotes from the Portfolio Manager   9   Financial Highlights
    Strategy and Outlook               -----------------------------------------
-------------------------------------- 10   Notes to Financial Statements
 5  Fund Data                          -----------------------------------------
    Performance Highlights             12   Independent Auditors' Report
                                       -----------------------------------------
                                       GOVERNMENT INCOME PORTFOLIO
                                       -----------------------------------------
                                       13   Portfolio of Investments
                                       -----------------------------------------
                                       14   Statement of Assets and Liabilities
                                            Statement of Operations
                                       -----------------------------------------
                                       15   Statement of Changes in Net Assets
                                            Financial Highlights
                                       -----------------------------------------
                                       16   Notes to Financial Statements
                                       -----------------------------------------
                                       19   Independent Auditors' Report

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT

    The economic and market environments of 1996 defied the forecasts of most investment strategists, including the Landmark Funds' investment adviser, Citibank, N.A. At the start of the year, many investors expected U.S. economic growth to slow substantially. Instead, the pace of economic growth accelerated during the first half of the year, with second quarter Gross Domestic Product reaching 4.7%. This raised concern that the rate of inflation might rise and that the environment for bonds would become less attractive. The market's inflation fears were not realized, however, as economic growth moderated during the second half of the year.

    Sustainable, non-inflationary economic growth proved to be a formula for positive performance for many financial assets. In the bond market, weaker economic growth during the second half of the year supported the Federal Reserve Board's decision to hold monetary policy steady after their most recent rate cut in January. The prospect of moderate economic growth produced lower yields for U.S. government securities during the second half of the year. Government-guaranteed mortgage-backed securities performed especially well during the year as the risk of residential mortgage prepayments remained relatively low and yields remained attractive relative to U.S. Treasury securities.

--------------------------------------------------------------------------------
 FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
September 8, 1986

NET ASSETS AS OF 12/31/96
$26.7 million

FUND OBJECTIVE
To generate current income and preserve the value of its shareholders' investment.

DIVIDENDS
Paid monthly, if any

CAPITAL GAINS
Paid annually, if any

BENCHMARKS
o Lipper Short U.S. Government Funds Average
o Lehman 1-3 Year U.S. Government Index

INVESTMENT ADVISER,
GOVERNMENT INCOME PORTFOLIO
Citibank, N.A.

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER

THOMAS HALLEY
Vice President, Citibank, N.A.

Mr. Halley has been responsible for managing the Portfolio since its inception after serving as the manager of the Fund since December 1988. He also manages other commingled investment funds at Citibank as well as institutional insurance portfolios.

Mr. Halley authors the commentary on economic trends for Citibank Global Asset Management publications. Prior to joining Citibank in 1988, Mr. Halley was a Senior Fixed Income Portfolio Manager with Brown Brothers Harriman & Company. He has more than 20 years of experience in the management of taxable fixed income investments.

--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGER RESPONDS

     The Landmark Funds' investment adviser, Citibank, N.A., manages Government Income Portfolio using a conservative strategy. To reduce the potential for capital losses during difficult market conditions, the securities in the Portfolio may not exceed an average life of three years. Consequently, we were unable to participate fully in the opportunities provided by longer maturity fixed-income securities during the declining interest-rate environment of the second half of 1996. Yet, by employing the average-duration and sector-rotation strategies available to us, the Fund provided a competitive total rate of return for the year as a whole.

     The Portfolio contains two primary types of U.S. government securities:
U.S. Treasury securities and mortgage-backed securities issued by the Government National Mortgage Association, a government-guaranteed Federal agency. At the beginning of the 12 month period, the Portfolio was allocated 79% to U.S. Treasury securities and 15% to GNMA mortgage-backed securities, reflecting our positive outlook for mortgages in the prevailing economic environment. By the end of the year, those proportions changed to 61% U.S. Treasury securities and 18% GNMA mortgage-backed securities as we increased our cash exposure due to our concerns about the pace of macroeconomic activity in the opening months of 1997.

--------------------------------------------------------------------------------
 QUOTES FROM THE PORTFOLIO MANAGER

"Bond prices rose during the second half of the year as investors realized that economic growth would slow and inflation would not be a problem."

"As long as the economy continues to grow at a moderate rate, we expect no changes in monetary policy from the Federal Reserve Board through the first half of the year."

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK

     We are optimistic about the prospect for the U.S. bond market in 1997. The economy appears to be on a steady course in which it should neither overheat to inflationary levels nor deteriorate into a recession. Current indicators suggest that the first part of the year will see an unchanged monetary policy, modestly lower interest rates and low rates of inflation.

     The prospect of lower interest rates should be good news for the bond market, where prices will rise if yields fall. In addition, the prospect of continued moderate inflation as we enter the seventh year of an economic recovery should make investors more comfortable investing in bonds for the longer term as the potential for erosion in buying power is reduced. The bond market could become particularly attractive if President Clinton and the Republican Congress make substantial progress toward further reducing the federal budget deficit.

--------------------------------------------------------------------------------
 FUND DATA  All Periods Ended December 31, 1996

                                                                  TOTAL RETURNS
                                                       -----------------------------------
                                                         ONE          FIVE            TEN
                                                        YEAR         YEARS*         YEARS*
                                                       ------        ------         ------
Landmark U.S. Government Income Fund
  without Sales Charge ............................     3.02%         4.80%          6.61%
Lipper Short U.S. Government Funds Average ........     4.35%         4.72%          5.95%
Lehman 1-3 Year U.S. Government Index .............     5.10%         5.56%          7.19%
Landmark U.S. Government Income Fund
  with Maximum Sales Charge of 1.50% ..............     1.47%         4.48%          6.45%

  *Average Annual Total Return.

30-DAY SEC YIELD            5.14%
Income Dividends Per Share $0.514


--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $18,466 with sales charge (as of 12/31/96). The graph shows how this compares to our benchmarks over the same period.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                 Landmark         Landmark          Lipper           Lehman
                U.S. Gov't.      U.S. Gov't          Short          1-3 Years
                  Income           Income         U.S. Gov't.      U.S. Gov't.
              w/o sales chg.    w/ sales chg.      Funds Avg.         Index
              --------------    -------------      ----------       ---------
Sep-86             9,660            9,515            10,000           10,000
Oct-86             9,682            9,537            10,110           10,088
Nov-86             9,847            9,700            10,218           10,148
Dec-86             9,881            9,733            10,251           10,171
Jan-87             9,982            9,832            10,348           10,242
Feb-87            10,053            9,902            10,409           10,287
Mar-87             9,985            9,835            10,399           10,309
Apr-87             9,792            9,646            10,234           10,237
May-87             9,788            9,641            10,238           10,252
Jun-87             9,909            9,761            10,352           10,366
Jul-87             9,904            9,755            10,380           10,422
Aug-87             9,866            9,718            10,375           10,438
Sep-87             9,655            9,511            10,290           10,399
Oct-87             9,965            9,816            10,519           10,611
Nov-87            10,025            9,874            10,582           10,680
Dec-87            10,151            9,999            10,661           10,752
Jan-88            10,479           10,322            10,887           10,913
Feb-88            10,619           10,459            10,993           11,006
Mar-88            10,523           10,365            10,981           11,029
Apr-88            10,495           10,337            10,984           11,042
May-88            10,455           10,298            10,965           11,036
Jun-88            10,633           10,473            11,088           11,146
Jul-88            10,592           10,433            11,090           11,152
Aug-88            10,574           10,415            11,107           11,179
Sep-88            10,744           10,583            11,250           11,309
Oct-88            10,869           10,706            11,369           11,423
Nov-88            10,780           10,618            11,322           11,395
Dec-88            10,785           10,624            11,341           11,420
Jan-89            10,922           10,758            11,441           11,510
Feb-89            10,818           10,656            11,435           11,511
Mar-89            10,856           10,693            11,480           11,560
Apr-89            11,044           10,878            11,635           11,748
May-89            11,305           11,136            11,810           11,914
Jun-89            11,595           11,421            12,025           12,136
Jul-89            11,818           11,641            12,196           12,315
Aug-89            11,596           11,422            12,109           12,242
Sep-89            11,628           11,453            12,168           12,314
Oct-89            11,955           11,776            12,365           12,505
Nov-89            12,061           11,880            12,468           12,618
Dec-89            12,080           11,899            12,517           12,667
Jan-90            11,867           11,689            12,498           12,680
Feb-90            11,880           11,702            12,555           12,747
Mar-90            11,864           11,686            12,593           12,786
Apr-90            11,671           11,496            12,607           12,816
May-90            12,059           11,878            12,795           13,013
Jun-90            12,265           12,081            12,926           13,150
Jul-90            12,441           12,254            13,077           13,309
Aug-90            12,260           12,077            13,098           13,357
Sep-90            12,357           12,172            13,195           13,462
Oct-90            12,523           12,336            13,330           13,611
Nov-90            12,807           12,615            13,477           13,743
Dec-90            13,034           12,839            13,628           13,904
Jan-91            13,183           12,985            13,752           14,035
Feb-91            13,258           13,059            13,830           14,125
Mar-91            13,309           13,110            13,906           14,220
Apr-91            13,442           13,240            14,034           14,356
May-91            13,510           13,307            14,114           14,442
Jun-91            13,454           13,252            14,144           14,496
Jul-91            13,659           13,454            14,281           14,621
Aug-91            13,982           13,772            14,482           14,820
Sep-91            14,324           14,109            14,650           14,977
Oct-91            14,459           14,242            14,799           15,139
Nov-91            14,535           14,317            14,940           15,295
Dec-91            14,833           14,610            15,191           15,527
Jan-92            14,733           14,512            15,101           15,506
Feb-92            14,802           14,580            15,062           15,553
Mar-92            14,777           14,555            14,975           15,548
Apr-92            14,863           14,640            15,098           15,690
May-92            15,058           14,832            15,257           15,835
Jun-92            15,215           14,987            15,416           15,994
Jul-92            15,410           15,179            15,601           16,179
Aug-92            15,512           15,279            15,729           16,310
Sep-92            15,649           15,414            15,858           16,462
Oct-92            15,502           15,270            15,734           16,368
Nov-92            15,483           15,251            15,709           16,344
Dec-92            15,657           15,422            15,860           16,497
Jan-93            15,866           15,628            16,060           16,669
Feb-93            16,022           15,781            16,213           16,802
Mar-93            16,078           15,837            16,265           16,854
Apr-93            16,177           15,934            16,356           16,956
May-93            16,125           15,883            16,336           16,915
Jun-93            16,303           16,059            16,488           17,041
Jul-93            16,295           16,051            16,533           17,078
Aug-93            16,534           16,286            16,695           17,220
Sep-93            16,600           16,351            16,742           17,275
Oct-93            16,637           16,387            16,770           17,313
Nov-93            16,555           16,307            16,721           17,316
Dec-93            16,609           16,359            16,781           17,385
Jan-94            16,709           16,458            16,895           17,494
Feb-94            16,524           16,276            16,755           17,388
Mar-94            16,330           16,085            16,582           17,300
Apr-94            16,208           15,965            16,464           17,234
May-94            16,240           15,997            16,434           17,257
Jun-94            16,238           15,995            16,432           17,300
Jul-94            16,408           16,162            16,565           17,456
Aug-94            16,441           16,194            16,603           17,513
Sep-94            16,353           16,108            16,545           17,474
Oct-94            16,369           16,123            16,555           17,514
Nov-94            16,280           16,036            16,489           17,441
Dec-94            16,324           16,079            16,525           17,475
Jan-95            16,569           16,320            16,730           17,712
Feb-95            16,797           16,545            16,969           17,953
Mar-95            16,884           16,631            17,057           18,055
Apr-95            17,060           16,804            17,204           18,216
May-95            17,452           17,190            17,543           18,527
Jun-95            17,540           17,277            17,631           18,627
Jul-95            17,520           17,258            17,652           18,701
Aug-95            17,646           17,381            17,781           18,812
Sep-95            17,735           17,469            17,882           18,904
Oct-95            17,879           17,611            18,041           19,061
Nov-95            18,061           17,790            18,214           19,223
Dec-95            18,198           17,925            18,365           19,369
Jan-96            18,327           18,052            18,497           19,532
Feb-96            18,175           17,902            18,412           19,457
Mar-96            18,098           17,827            18,390           19,442
Apr-96            18,059           17,788            18,394           19,461
May-96            18,056           17,786            18,416           19,505
Jun-96            18,169           17,896            18,539           19,647
Jul-96            18,228           17,955            18,600           19,723
Aug-96            18,268           17,994            18,650           19,796
Sep-96            18,424           18,148            18,810           19,976
Oct-96            18,639           18,359            19,008           20,202
Nov-96            18,777           18,495            19,156           20,352
Dec-96            18,747           18,466            19,150           20,356

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1996

ASSETS:
Investment in Government Income Portfolio, at value (Note 1) ..............     $26,852,889
Receivable for shares of beneficial interest sold .........................          87,644
Receivable from the Administrator .........................................          39,302
                                                                                -----------
    Total assets ..........................................................      26,979,835
                                                                                -----------

LIABILITIES:
Payable for shares of beneficial interest repurchased .....................         197,762
Payable to affiliates--Shareholder servicing agents' fees (Note 2B) .......           6,127
Accrued expenses and other liabilities ....................................          31,566
                                                                                -----------
    Total liabilities .....................................................         235,455
                                                                                -----------

NET ASSETS for 2,799,549 shares of beneficial interest outstanding ........     $26,744,380
                                                                                ===========

NET ASSETS CONSIST OF:
Paid-in capital ...........................................................     $29,571,338
Accumulated net realized loss .............................................      (2,516,454)
Unrealized depreciation ...................................................        (332,045)
Undistributed net investment income .......................................          21,541
                                                                                -----------
    Total .................................................................     $26,744,380
                                                                                ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST .....           $9.55
                                                                                      =====

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 1.50% sales charge ($9.55/0.985)          $9.70
                                                                                      =====

See notes to financial statements

 Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INVESTMENT INCOME (Note 1B):
Interest Income from Government Income Portfolio ............................ $1,811,956
Allocated Expenses from Government Income Portfolio .........................   (104,066)
                                                                              ----------
    Net investment income from Government Income Portfolio ..................                       $1,707,890

EXPENSES:
Shareholder Servicing Agents' fees (Note 2B) ................................     74,177
Administrative fees (Note 2A) ...............................................     74,177
Distribution fees (Note 3) ..................................................     44,506
Shareholder reports .........................................................     22,502
Auditing fees ...............................................................     19,100
Legal fees ..................................................................     15,480
Trustees' fees ..............................................................     13,019
Transfer agent fees .........................................................     12,000
Custodian fees ..............................................................      7,500
Miscellaneous ...............................................................      9,044
                                                                              ----------
    Total expenses ..........................................................    291,505
Less aggregate amount waived by Administrator and Distributor (Notes 2A and 3)  (118,683)
    Expenses Assumed by the Administrator (Note 6) ..........................    (39,302)
                                                                              ----------
    Net expenses ............................................................                          133,520
                                                                                                    ----------
    Net investment income ...................................................                        1,574,370
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM GOVERNMENT INCOME PORTFOLIO:
Net realized gain (loss) ....................................................                         (451,894)
Net change in unrealized appreciation (depreciation) ........................                         (298,599)
                                                                                                    ----------
     Net realized and unrealized gain (loss) from Government Income Portfolio                         (750,493)
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................                       $  823,877
                                                                                                    ==========

See notes to financial statements

 Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED DECEMBER 31,
                                                                       --------------------------------
                                                                           1996                1995
                                                                       -----------          -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .............................................    $ 1,574,370          $ 2,428,120
Net realized gain (loss) ..........................................       (451,894)             696,470
Net change in unrealized appreciation (depreciation) ..............       (298,599)           2,013,487
                                                                       -----------          -----------
  Net increase (decrease) in net assets resulting from operations .        823,877            5,138,077
                                                                       -----------          -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income .............................................     (1,571,638)          (2,440,326)
                                                                       -----------          -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares ..................................      1,803,128            3,008,033
Net asset value of shares issued to shareholders
  from reinvestment of dividends ..................................      1,549,810            2,420,954
Cost of shares repurchased ........................................    (11,186,181)         (25,734,586)
                                                                       -----------          -----------
Net decrease in net assets from transactions in shares of
  beneficial interest .............................................     (7,833,243)         (20,305,599)
                                                                       -----------          -----------
NET DECREASE IN NET ASSETS ........................................     (8,581,004)         (17,607,848)

NET ASSETS:
Beginning of period ...............................................     35,325,384           52,933,232
                                                                       -----------          -----------
End of period (including undistributed net investment
  income of $21,541 and $18,809, respectively) ....................    $26,744,380          $35,325,384
                                                                       ===========          ===========

See notes to financial statements

 Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                              FOUR MONTHS
                                                                                  ENDED           YEAR ENDED
                                                  YEAR ENDED DECEMBER 31,      DECEMBER 31,       AUGUST 31,
                                              ------------------------------      1993++      ------------------
                                               1996        1995       1994++    (NOTE 1F)     1993++      1992++
                                              ------      ------      ------      ------      ------      ------
Net Asset Value, beginning of period ....     $ 9.78      $ 9.28      $ 9.91      $10.01      $ 9.85      $ 9.42
                                              ------      ------      ------      ------      ------      ------
Income From Operations:
Net investment income ...................      0.516       0.543       0.466       0.183       0.448       0.591
Net realized and unrealized gain (loss) .     (0.232)      0.500      (0.635)     (0.138)      0.183       0.413
                                              ------      ------      ------      ------      ------      ------
     Total from operations ..............      0.284       1.043      (0.169)      0.045       0.631       1.004
                                              ------      ------      ------      ------      ------      ------
Less Distributions From:
  Net investment income .................     (0.514)     (0.543)     (0.461)     (0.145)     (0.464)     (0.574)
  In excess of net investment income ....        --          --          --          --       (0.007)        --
                                              ------      ------      ------      ------      ------      ------
      Total from distributions ..........     (0.514)     (0.543)     (0.461)     (0.145)     (0.471)     (0.574)
                                              ------      ------      ------      ------      ------      ------
Net Asset Value, end of period ..........     $ 9.55      $ 9.78      $ 9.28      $ 9.91      $10.01      $ 9.85
                                              ======      ======      ======      ======      ======      ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted) ........................    $26,744     $35,325     $52,933     $79,306     $82,114     $56,159
Ratio of expenses to average net assets .      0.80%(A)    0.80%(A)    0.80%(A)    0.80%+      0.80%       0.51%
Ratio of net investment income to average
  net assets ............................      5.31%       5.38%       4.72%       4.34%+      4.46%       6.03%
Portfolio turnover (B) ..................       --          --           22%         26%        111%        161%
Total return ............................      3.02%      11.48%     (1.72)%       0.45%**     6.59%      10.94%

    Note: If Agents of the Fund for the periods indicated and Agents of Government Income Portfolio for the period May 1, 1994 to December 31, 1994, for the year ended December 31, 1995 and 1996 had not voluntarily waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:
Net investment income per share .........     $0.460      $0.499      $0.421      $0.164      $0.400      $0.503
Ratios:
Expenses to average net assets ..........      1.38%(A)    1.23%(A)    1.26%(A)    1.27%+      1.27%       1.41%
Net investment income to
 average net assets .....................      4.73%       4.95%       4.26%       3.88%+      3.98%       5.13%

 ** Not annualized
  + Annualized
(A) Includes the Fund's share of Government Income Portfolio allocated expenses for the periods subsquent to
    May, 1 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
 ++ On May 1, 1994, the Fund began investing all its investable assets in Government Income Portfolio.

See notes to financial statements

Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS


(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark U.S. Government Income Fund (the "Fund") is a separate diversified series of Landmark Fixed Income Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Government Income Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective to provide shareholders with monthly dividends, as well as to protect the value of the investment of shareholders by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (50.2% at December 31, 1996) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $2,438,711, of which $1,741,548 will expire on December 31, 2002, $329,508 will expire on December 31, 2003 and $367,655 will expire on December 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized capital gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences.

Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1996, the fund reclassified $850,330 to accumulated net realized loss on investments from paid-in capital.

F. CHANGE IN FISCAL YEAR END -- Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.

G. OTHER -- All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on a trade date basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $74,177, all of which was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents fees amounted to $74,177, for the year ended December 31, 1996.

(3) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $44,506, all of which was voluntarily waived for the year ended December 31, 1996. The Distributor may also receive an additional fee from the Fund not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year endedDecember 31, 1996 aggregated $1,765,467 and $11,402,089, respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                       1996         1995
                                   ----------   ----------
Shares sold ......................    187,460      311,521
Shares issued to  shareholders
  from reinvestment of dividends..    161,737      251,882
Shares repurchased ............... (1,160,835)  (2,655,041)
                                   ----------   ----------
Net decrease                         (811,638)  (2,091,638)
                                   ==========   ==========

(6) ASSUMPTION OF EXPENSES
LFBDS has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended December 31, 1996 which amounted to $39,302.

 Landmark U.S. Government Income Fund
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FIXED INCOME FUNDS (THE TRUST):
LANDMARK U.S. GOVERNMENT INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark U.S. Government Income Fund (the "Fund"), a series of Landmark Fixed Income Funds, at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 4, 1997

 Government Income Portfolio
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1996

                                 PRINCIPAL
                                  AMOUNT
ISSUER                         (000 OMITTED)       VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION--18.4%
--------------------------------------------------------------------------------
 6.50%, 2009 ................     $  265      $   263,355
 6.50%, 2011 ................      4,580        4,518,142
 6.50%, 2019 ................      1,430        1,401,830
 7.00%, 2008 ................      1,945        1,896,000
 8.00%, 2006 ................        222          229,359
 8.00%, 2007 ................        233          240,602
 8.00%, 2017 ................        555          574,262
 8.00%, 2021 ................        232          238,669
 8.00%, 2022 ................        189          194,494
 9.50%, 2016 ................          3            2,902
 9.50%, 2017 ................         60           64,687
 9.50%, 2018 ................         47           51,169
 9.50%, 2019 ................         65           70,036
 9.50%, 2020 ................         55           59,223
                                              -----------
                                                9,804,730
                                              -----------
--------------------------------------------------------------------------------
 U.S. GOVERNMENT
  OBLIGATIONS--61.1%
--------------------------------------------------------------------------------
United States Treasury Notes,
  5.125% due 2/28/98 ........      8,000        7,948,720
  6.125% due 5/15/98 ........      8,000        8,038,720
  5.375% due 5/31/98 ........      1,675        1,666,357
  6.875% due 3/31/00 ........      8,100        8,282,250
  6.375% due 5/15/99 ........      6,700        6,757,553
                                              -----------
                                               32,693,600
                                              -----------

ISSUER                                             VALUE
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS--19.7%
--------------------------------------------------------------------------------
Morgan Stanley Repurchase Agreement
 5.90% due 1/02/97 proceeds at
 maturity $15,247 (collateralized by
 $2,358 U.S. Treasury Note 9.125%
 due 5/15/18, $6,660 U.S. Treasury
 Note 12.00% due 8/15/13 and $6,564
 U.S. Treasury Note 10.625%
 due 8/15/15) ......................          $    15,247
United States Treasury Bill
 due 04/03/97 ......................           10,535,736
                                              -----------
                                               10,550,983
                                              -----------

TOTAL INVESTMENTS
 (Identified Cost $53,675,856)  99.2%          53,049,313
OTHER ASSETS
 LESS LIABILITIES ............   0.8              449,504
                               -----          -----------
NET ASSETS ................... 100.0%         $53,498,817
                               =====          ===========

See notes to financial statements

 Government Income Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996

ASSETS:
Investments at value (Note 1A) (Identified Cost, $53,675,856) ..............                       $53,049,313
Cash .......................................................................                                28
Interest receivable ........................................................                           466,769
                                                                                                   -----------
    Total assets ...........................................................                        53,516,110
                                                                                                   -----------
LIABILITIES:
Payable to affiliates--Investment advisory fees (Note 2) ...................                            17,293
                                                                                                   -----------
NET ASSETS .................................................................                       $53,498,817
                                                                                                   ===========
REPRESENTED BY:
Paid-in capital for beneficial interests ...................................                       $53,498,817
                                                                                                   ===========

See notes to financial statements


 Government Income Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INTEREST INCOME (Note 1B):                                                                          $3,448,841
EXPENSES:
Investment advisory fees (Note 2) ..........................................   $ 198,024
Administrative fees (Note 3) ...............................................      28,289
Expense fees (Note 6) ......................................................       1,406
                                                                               ---------
  Total expenses ...........................................................     227,719
Less aggregate amount waived by the Investment Adviser and
  Administrator (Note 2 and Note 3) ........................................     (29,693)
                                                                               ---------
Net expense ................................................................                           198,026
                                                                                                    ----------
  Net investment income ....................................................                         3,250,815
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions and futures contracts .......                          (673,824)
Unrealized appreciation (depreciation) of investments--
   Beginning of period .....................................................      55,675
   End of period ...........................................................    (626,543)
                                                                               ---------
   Net change in unrealized appreciation (depreciation) of investments .....                          (682,218)
                                                                                                    ----------
   Net realized and unrealized loss on investments .........................                        (1,356,042)
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                        $1,894,773
                                                                                                    ==========

See notes to financial statements

 Government Income Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------
                                                                             1996                  1995
                                                                         -----------           -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .................................................  $ 3,250,815          $  2,972,965
Net realized gain (loss) on investment transactions ...................     (673,824)              883,687
Net change in unrealized appreciation (depreciation) of investments ...     (682,218)            2,133,343
                                                                         -----------           -----------
    Net increase (decrease) in net assets resulting from operations ...    1,894,773             5,989,995
                                                                         -----------           -----------
CAPITAL TRANSACTIONS:
Proceeds from contributions ...........................................   26,210,981            18,686,471
Value of withdrawals ..................................................  (27,752,230)          (27,204,245)
                                                                         -----------           -----------
    Net increase (decrease) in net assets from capital transactions ...   (1,541,249)           (8,517,774)
                                                                         -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS: ................................      353,524            (2,527,779)
NET ASSETS:
Beginning of period ...................................................   53,145,293            55,673,072
                                                                         -----------           -----------
End of period .........................................................  $53,498,817           $53,145,293
                                                                         ===========           ===========

See notes to financial statements


 Government Income Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                               FOR THE PERIOD
                                                                                                 MAY 1, 1994
                                                            YEAR ENDED DECEMBER 31,           (COMMENCEMENT OF
                                                         ----------------------------          OPERATIONS) TO
                                                          1996                 1995           DECEMBER 31, 1994
                                                         -------              -------         -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) ............   $53,499              $53,145             $55,673
Ratio of expenses to average net assets ..............      0.35%                0.36%               0.43%*
Ratio of net investment income to average net assets..      5.75%                5.80%               5.27%*
Portfolio turnover ...................................       100%                 284%                 40%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets .......................      0.40%                0.40%               0.44%*
Net investment income to average net assets ..........      5.70%                5.76%               5.26%*
* Annualized

See notes to financial statements

 Government Income Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Government Income Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts to and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the counter prices. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as income.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. TBA PURCHASE COMMITMENTS -- The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

G. FUTURES CONTRACTS -- The Portfolio may engage in futures transactions.The Portfolio may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument.Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other fund investments.

Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. No such instruments were held at December 31, 1996.

H. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $198,024, of which $2,044 was voluntarily waived for the year ended December 31, 1996. The investment advisory fees are computed at the annual rate of 0.35% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $28,289 of which $27,649 was voluntarily waived, for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of U.S. Government securities, other than short-term obligations, aggregated $52,134,308 and $48,960,407, respectively, for the year ended December 31, 1996.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost .....................    $53,675,856
                                        ===========
Gross unrealized appreciation ......    $    49,941
Gross unrealized depreciation ......       (676,484)
                                        -----------
Net unrealized depreciation ........    $  (626,543)
                                        ===========

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.35% of the Portfolio's average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with other Landmark Funds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996 the commitment fee allocated to the Portfolio was $232. Since the line of credit was established, there have been no borrowings.

 Government Income Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT
 AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, GOVERNMENT INCOME PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Government Income Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1996 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1996, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.


PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 4, 1997


--------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other States, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City